[ SEAL of ONTARIO]




                                   CERTIFICATE
                                       OF
                                  INCORPORATION


THIS  IS  TO  CERTIFY  THAT

          KAMLO  GOLD  MINES  LIMITED

WAS  INCORPORATED  UNDER  THE  BUNESINESS  CORPORATIONS

ACT  ON    April  9,  1973



                                           /s/  J.E. Meurill
                                     Assistant Controller of Records

                                          Companies  Division
                                        Ministry  of  Consumer
                                                 And
                                        Commerical  Relations




File  Number

268581


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